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                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED

                            INVESTOR RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Agreement")
is entered into as of [         ] [  ], 2001, by and among eLOYALTY CORPORATION,
a Delaware corporation (the "Company"), and the persons set forth on the Schedule of Investors attached hereto as Exhibit A (the "Investors").

                                    RECITALS

         1. The Company entered into a Common Stock Purchase Agreement, dated May 26, 2000 (the "Common Purchase Agreement") with each of TCV IV, L.P., TCV IV Strategic Partners, L.P., TCV III (GP), TCV III, L.P., TCV III (Q), L.P. and TCV III Strategic Partners, L.P. (together, the "Common Stock Investors") pursuant to which the Company sold to the Common Stock Investors shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock").

         2. In connection with the Common Purchase Agreement, the Company and the Common Stock Investors entered into the Investor Rights Agreement, dated May 26, 2000 (the "Investor Rights Agreement"), for the purpose of granting certain registration and other rights to the Common Stock Investors.

         3. The Company entered into a Share Purchase Agreement, dated as of September [ ], 2001 (the "Series B Purchase Agreement") with each of the Investors pursuant to which the Company shall sell to the Investors and the Investors shall purchase from the Company shares of the Company's 7% Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred").

         4. As a condition to each of the Investor's obligations under the Series B Purchase Agreement, the Company will grant the Investors certain registration and other rights.

         5. The Company and the Common Stock Investors have agreed to amend the Investor Rights Agreement to extend certain registration and other rights to the Investors.

         NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties agree as follows:

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         SECTION 1. Certain Definitions. As used in this Agreement, the capitalized terms identified in the Preamble and the Recitals shall have the meanings identified therein and the following terms shall have the following respective meanings:

                  "Closing" has the meaning set forth in the Series B Purchase Agreement.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Purchase Agreement" has the meaning set forth in the Recitals hereto.

                  "Common Stock" has the meaning set forth in the Recitals hereto.

                  "Common Stock Investors" has the meaning set forth in the Recitals hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Holder" shall mean (i) any Investor holding Registrable Securities and (ii) any person or entity holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 14 hereof.

                  "Investors" has the meaning set forth in the Preamble hereto.

                  The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 5 and 6 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Registrable Securities" shall mean (i) any Common Stock issued pursuant to the Common Purchase Agreement, (ii) any Common Stock issued upon conversion of the Series B Preferred issued pursuant to the Series B Purchase Agreement and (iii) any Common Stock issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization, or similar event, or any securities otherwise issued or issuable with respect to the Shares in such an event; provided, however, that shares of Common Stock or other securities shall only be treated as


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Registrable Securities if and so long as they (A) have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) have not been transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with
Section 14 hereof, and (C) with respect to Registrable Securities that were issued in connection with or related to the Common Purchase Agreement, are not eligible for public sale pursuant to Rule 144(k).

                  "Restricted Securities" shall mean the shares of Common Stock and Series B Preferred and other securities required to bear the legend set forth in Section 3 hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

                  "Series B Preferred" has the meaning set forth in the Recitals hereto.

                  "Series B Purchase Agreement" has the meaning set forth in the Recitals hereto.

                  "Shares" shall mean all shares of Common Sock purchased by the Common Stock Investors pursuant to the Common Purchase Agreement, all shares of Series B Preferred purchased by the Series B Investors pursuant to the Series B Purchase Agreement and all shares of Common Stock issued or issuable upon conversion of the Series B Preferred issued pursuant to the Series B Purchase Agreement.

         SECTION 2. Restrictions. The Shares, and any Common Stock or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in Section 4, which conditions are intended to ensure compliance with the provisions of the Securities Act. Notwithstanding anything in this Agreement, a Holder which is a partnership or limited liability company shall not be prohibited by any provision of this Agreement from distributing Restricted Securities solely to its affiliates (including affiliated fund partnerships), partners or members thereof for no consideration (it being understood that, notwithstanding the foregoing, the rights to cause the Company to register securities pursuant hereto may be assigned only pursuant to and in accordance with Section 14).

         SECTION 3. Restrictive Legends. Each certificate representing Shares or any other securities issued or issuable with respect to Shares upon any stock split, stock dividend, recapitalization, or similar event (unless otherwise permitted by the provisions of Section 4 below), shall be stamped or otherwise imprinted with a legend in the following form (in addition to any


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legend required under applicable state securities laws or, in the case of the
Series B Preferred, the terms of the Series B Preferred):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION. SUCH SHARES ARE ALSO SUBJECT TO CERTAIN TRANSFERABILITY RESTRICTIONS AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS
         AGREEMENT DATED AS OF [           ], [           ], AMONG THE
         CORPORATION AND THE INVESTORS NAMED THEREIN. A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE CORPORATION'S PRINCIPAL EXECUTIVE OFFICES BY THE REGISTERED HOLDER OF THIS CERTIFICATE."

                  Each Investor consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in
Section 2 and Section 4 and, in the case of the Series B Preferred, by the terms of the Series B Preferred.

         SECTION 4. Restrictions on Transfers. Each holder of Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 4. Subject to the further limitations described in the Certificate of Designation of the Series B Preferred, prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a notice or legal opinion or "no action" letter (a) in any customary transaction in compliance with Rule 144, (b) in any transaction in which a Holder which is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration, or (c) in any transaction in which a Holder which is a partnership or


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limited liability company distributes Restricted Securities solely to its affiliates (including affiliated fund partnerships), partners or members thereof for no consideration. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         SECTION 5. Requested Registration. The Company shall use its reasonable best efforts to register the sale or distribution by the Holders, on a delayed or continuous basis, of all of the Registrable Securities on a Form S-3 registration statement (or any successor form to Form S-3) (the "Shelf Registration") by the date which is 180 days after the date of the Closing (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). Once declared effective, the Company shall use its reasonable best efforts to cause (x) the Shelf Registration to remain effective until such time as all of the Registrable Securities issued in connection with or related to the Series B Purchase Agreement can be resold to the public within any and all three month periods under Rule 144 or another similar exemption under the Securities Act (without giving effect to Rule 144(k)), and (y) the Shelf Registration to be useable by the Holders during the entire relevant period, except that the Shelf Registration may be unuseable (including by way of notice sent pursuant to Section 10(d)) for an aggregate of 90 days in any twelve month period (provided, however, that for the period consisting of the first 12 months following the date the Shelf Registration is initially declared effective under the Securities Act such 90-day period shall be reduced by the number of days the effectiveness of the Shelf Registration was delayed pursuant to clause
(2) below of this Section). The Company shall not be obligated to take any action to effect the Shelf Registration: (1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (2) if the Company shall furnish to such Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for a registration statement to be declared effective in the near future, then the date by which the Company shall have the Shelf Registration effective may be extended by up to 90 days.

         SECTION 6. Company Registration.

                  (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration on any registration form that does not permit secondary sales (such as a "universal shelf" Form S-3), the Company will:


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                           (i)      promptly give to each Holder written notice
                                    thereof; and

                           (ii) subject to Section 6(b) below, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within 15 days after receipt of such written notice from the Company by any Holder.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event, the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 6, if the managing underwriter provides written notice to the Holders that it has determined that the inclusion of all of the shares requested to be included in the offering would adversely effect the price at which the shares can be sold, the managing underwriter shall include in the offering the maximum number of shares that may be included in the offering without such adverse effect as follows (i) first, the shares requested to be sold by the Company or the holder of securities initiating the registration, (ii) second, the shares requested to be included in the offering by the Holders pro rata based on the number of Registrable Securities held, and (iii) third, any other shares requested to be included. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         SECTION 7. Notice of Sales. Following the second anniversary of the effective date of the Shelf Registration, no Holder may make offers or sales pursuant to the Shelf Registration prior to the date which is three business days after the date upon which a notice of the proposed offer or sale (a "Distribution Notice") is delivered to the Company. Each Distribution Notice shall state that the Holder giving such Distribution Notice desires to offer and sell Registrable Securities pursuant to


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the Shelf Registration and shall include a description of the manner in which such sale is to be made. Each Distribution Notice shall be effective for 45 days from the date of delivery and any sales after that time must be made pursuant to another Distribution Notice. The Holders covenant that each Distribution Notice shall be given in good faith and accurately reflect the Holders' intent at the time such Distribution Notice is delivered. Each offer and sale undertaken and carried out by any Holder shall be made in a manner consistent in all material respects with the description thereof set forth in the related Distribution Notice.

         SECTION 8. Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are inconsistent with the rights granted to the Holders herein, without the consent of Holders of at least a majority of the Registrable Securities outstanding at such time.

         SECTION 9. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 5 and 6 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration (not to exceed $10,000) shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so sold.

         SECTION 10. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 5 and 6, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof and, at its expense, the Company will:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities;

                  (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such


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registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; provided, that after the second anniversary of the effective date of the Shelf Registration, the Company shall be required to provide such notice only if it has received a Distribution Notice that is still in effect and shall be obligated only to the Holder that delivered such Distribution Notice; and at the request of any such seller, prepare promptly and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (e) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (f) Make available for inspection by any Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided; and

                  (g) Use reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

         SECTION 11. Indemnification.

                  (a) The Company will indemnify each Holder, each of its current and former officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who


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controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its current and former officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter and stated to be specifically for use therein. The indemnity agreement contained in this section shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action (1) to the extent that it arises our of or is based upon a violation of any state or federal law which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, or (2) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers and partners, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering


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circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided that in no event shall any indemnity under this Section 11(b) exceed in the aggregate the net proceeds (after Selling Expenses) received by such Holder from the sale of securities included in such registration.

                  (c) Each party entitled to indemnification under this Section 11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this
Section 11 only to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Section 11 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any claim, loss, damage, liability or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such


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claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11(d). In no event shall any Holder's contribution obligation under this Section 11(d) exceed in the aggregate the net proceeds (after Selling Expenses) received by such Holder from the sale of securities included in such registration.

                  (e) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this
Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 11 hereof. Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 12. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and


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


                  (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         SECTION 14. Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto under this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such party; provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company (which notice shall include the name and address of the transferee or assignee and identify the Registrable Securities with respect to which rights are to be transferred or assigned), and the transferor complies with any applicable provisions of Section 4 hereof, (c) such transferee or assignee (i) is a subsidiary, affiliated partnership, affiliate or partner or limited liability company member (including limited partners, retired partners, withdrawn members, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such party, or
(ii) acquires from such party at least 250,000 (which number shall be adjusted for stock splits, combinations, dividends and similar transactions occurring after the signing hereof) Registrable Securities, and (d) such transferee or assignee agrees in writing to be bound hereby (if so requested by the Company).

         SECTION 15. Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Section 6 shall terminate with respect to such Holder at such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder's shares to the public in any and all three-month periods (disregarding, for this purpose with respect to any Registrable Securities that were issued in connection with or related to the Series B Purchase Agreement, sales which may be permitted under Rule 144(k)).

         SECTION 16. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

         SECTION 17. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois without regard to choice of laws or conflict of laws' provisions thereof.

         SECTION 18. Counterparts. This Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 19. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be (A) mailed by registered or certified mail, postage prepaid, return receipt requested, (B) delivered by a nationally recognized overnight courier, (C) sent by confirmed telecopy or (D) otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at such Investor's address set forth on Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing; (ii) if to the Company, at its address set forth on the signature page of this Agreement addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors; or (iii) if to a Holder other than an Investor, at its address as specified in the notice provided to the Company under Section 14 hereof, or at such other address as such Holder shall have furnished to the Company. If notice is provided by mail, notice shall be deemed to be given 48 hours after proper deposit in a mailbox; if by overnight courier, notice shall be deemed to be given 24 hours after deposit; if by facsimile, upon completion of such facsimile transmission as conclusively evidenced by the transmission receipt; and if by hand or messenger, upon receipt by the addressee.

         SECTION 20. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

         SECTION 21. Amendment and Waiver. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of at least a majority of the outstanding Registrable Securities provided that (i) no such amendment shall impose or increase any liability or obligation on a Holder without the consent of such Holder and (ii) no such amendment having a disproportionately adverse effect on any Holder in relation to the other holders may be made without consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the holders, or agree to accept alternatives to such performance, without obtaining the consent of any holder. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

         SECTION 22. Rights of Holders. Each party to this Agreement shall have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other Holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

         SECTION 23. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of any other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofor or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any party or holder, shall be cumulative and not alternative.

         SECTION 24. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         SECTION 25. Legal Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, including on appeal, in addition to any other relief to which such party may be entitled.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       THE COMPANY:

                                       eLOYALTY CORPORATION

                                       By:
                                           -------------------------------------
                                       Name: Timothy J. Cunningham
                                       Title: Senior Vice President & Chief
                                              Financial Officer

                                       Address: 150 Field Avenue, Suite 250
                                       Lake Forest, Illinois  60045

THE INVESTORS:

        TCV IV, L.P., a Delaware limited partnership
        By:   Technology Crossover Management IV, L.L.C.
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Carla S. Newell
              Title: Attorney in Fact

        TCV IV STRATEGIC PARTNERS, L.P., a Delaware limited partnership
        By:   Technology Crossover Management IV, L.L.C.
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Carla S. Newell
              Title: Attorney in Fact

        TCV III (GP), a Delaware general partnership
        By:   Technology Crossover Management III, L.L.C.
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Carla S. Newell
              Title: Attorney in Fact

        TCV III, L.P., a Delaware limited partnership
        By:   Technology Crossover Management III, L.L.C.
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Carla S. Newell
              Title: Attorney in Fact

        TCV III (Q), L.P., a Delaware limited partnership
        By:   Technology Crossover Management III, L.L.C.
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Carla S. Newell
              Title: Attorney in Fact

        TCV III STRATEGIC PARTNERS, L.P., a Delaware limited partnership
        By:   Technology Crossover Management III, L.L.C.
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Carla S. Newell
              Title: Attorney in Fact

        SUTTER HILL VENTURES, a California limited partnership
        By:   Sutter Hill Ventures, LLC
        Its:  General Partner

        By:
               -------------------------------------
               Name:  Tench Coxe
               Title: Managing Director

        SUTTER HILL ENTREPRENEURS FUND (AI), L.P., a California limited partnership
        By:   Sutter Hill Ventures, LLC
        Its:  General Partner

        By:
              -------------------------------------
              Name:  Tench Coxe
              Title: Managing Director

        SUTTER HILL ENTREPRENEURS FUND (QP), L.P., a California limited partnership
        By:    Sutter Hill Ventures, LLC
        Its:   General Partner

        By:
               -------------------------------------
               Name:  Tench Coxe
               Title: Managing Director

        SUTTER HILL ASSOCIATES, L.P., a California limited partnership


               -------------------------------------
               By:  Tench Coxe
               Its: General Partner

                                    EXHIBIT A

                                 SCHEDULE OF INVESTORS

TCV IV, L.P.
TCV IV STRATEGIC PARTNERS, L.P.
TCV III (GP)
TCV III, L.P.
TCV III (Q), L.P.
TCV III STRATEGIC PARTNERS, L.P.

Mailing Address:
        Technology Crossover Ventures
        528 Ramona Street
        Palo Alto, CA 94301
        Attention: Jay C. Hoag
        Phone: (650) 614-8210
        Fax:   (650) 614-8222

with a copy to:
        Technology Crossover Ventures
        56 Main Street, Suite 210
        Millburn, NJ 07041
        Attention: Robert C. Bensky
        Phone: (973) 467-5320
        Fax:   (973) 467-5323

SUTTER HILL VENTURES
SUTTER HILL ENTREPRENEURS FUND (AI), L.P.
SUTTER HILL ENTREPRENEURS FUND (QP), L.P.
SUTTER HILL ASSOCIATES, L.P.

Mailing Address:
        Sutter Hill Ventures
        755 Page Mill Road
        Suite A-200
        Palo Alto, California 94304
        Attention: Tench Coxe
        Phone: (650) 493-5600
        Fax:   (650) 858-1854